UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2022 (February 15, 2022)

VIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 15, 2022, View, Inc. (the “Company” or “View”) received a Staff Delisting Determination (the “Staff Determination”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”), which notified the Company that the Nasdaq Listing Qualifications Department has initiated a process to delist the Company’s securities from Nasdaq. The Staff Determination will not immediately result in the suspension of trading or delisting of the Company’s securities, and the Nasdaq Listing Rules provide a procedure for the Company to appeal the Staff Determination and seek a stay pending the appeal as described below.

The Staff Determination was issued because the Company had not filed its Quarterly Reports on Form 10-Q for the periods ended June 30, 2021, and September 30, 2021 (the “Quarterly Reports”), on or before the Extended Date (defined below). As previously disclosed, on August 17 and November 16, 2021, the Company received notices from the Nasdaq Listing Qualifications Department notifying the Company that, because the Company had not timely filed the Quarterly Reports with the U.S. Securities and Exchange Commission (the “SEC”), the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of all required periodic financial reports. After the Company made a submission to the Nasdaq Listing Qualifications Department describing its plan to regain compliance with this rule, the Company was granted an extension until February 14, 2022 (the “Extended Date”), to file its Quarterly Reports. The Staff Determination does not impact the Company’s obligation to file periodic reports and other reports with the SEC under applicable federal securities laws.

On February 22, 2022, the Company appealed the Staff Determination by requesting a hearing before a Nasdaq Hearings Panel to present its plan to regain compliance with the applicable listing requirements. Under the Nasdaq Listing Rules, such a request automatically stays the delisting process for a period of 15 days from the date of the request. In connection with its request for a hearing, the Company has also requested that the Staff Determination be further stayed pending the resolution of the Company’s appeal. According to the Staff Determination, hearings are typically scheduled to occur approximately 30-45 days after the date of a company’s hearing request.

As previously disclosed on January 4, 2022, the Company expects to be in a position in the first quarter of 2022 to file its delinquent Quarterly Reports as well as its Annual Report on Form 10-K for the year ended December 31, 2021. The Company is currently conducting its review of and procedures with respect to these reports and associated financial statements. Although the Company is working diligently to file these periodic reports as soon as possible, there can be no assurance that such reports will be filed in the first quarter of 2022 or before any hearing before the Nasdaq Hearings Panel, or that the Nasdaq Hearings Panel will grant the Company’s request for a stay pending the hearing. If the Company’s appeal is denied or it fails to timely regain compliance with Nasdaq’s continued listing standards, the common stock of the Company will be subject to delisting on The Nasdaq Global Market.

Item 8.01	Other Events.

On February 22, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 (the “Press Release”). All of the information in the Press Release is incorporated by reference herein. All of the information in the Press Release is being furnished rather than “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 22, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K and certain other materials View files with the SEC, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s appeal to the Nasdaq Hearings Panel, its request for a stay of the Nasdaq delisting process and its ability to timely file delinquent and restated financial reports and statements. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s definitive proxy statement filed with the SEC on February 16, 2021, as amended on February 23, 2021, which is incorporated by reference into its Current Report on Form 8-K filed on March 12, 2021. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
Name:	Bill Krause
Title:	Senior Vice President, General Counsel & Secretary

Dated: February 22, 2022